SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by Registrant {X}

Filed by a Party other than the Registrant { }

Check the appropriate box:

{ } Preliminary Proxy Statement           { } Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2))
{X}  Definitive Proxy Statement

{ } Definitive Additional Materials

{ } Soliciting Material Under Rule 14a-12


                           ACCUIMAGE DIAGNOSTICS CORP.
             ------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{X}     No fee required.

{ } Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)   Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

        (2)   Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

        (4)   Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

        (5)   Total fee paid:

              ------------------------------------------------------------------

{ } Fee paid previously with preliminary materials:

{ } Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)   Amount Previously Paid:
              N/A

        (2)   Form, Schedule or Registration Statement No.:
              N/A

        (3)   Filing Party:
              N/A

        (4)   Date Filed:
              N/A

                           ACCUIMAGE DIAGNOSTICS CORP.
                               400 GRANDVIEW DRIVE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  March 6, 2002

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AccuImage Diagnostics Corp., a Nevada corporation (the "Company"), will be held on March 6, 2002, at 10:00 a.m., local time, at 400 Grandview Drive, South San Francisco, California 94080 for the following purposes:

1. To elect five directors to serve for the ensuing year and until their successors are elected and qualified.

2. To approve an amendment to the AccuImage Stock Option Plan reserving an additional 2,000,000 shares of the Company's Common Stock for issuance thereunder.

3. To ratify the appointment of Pohl, McNabola, Berg & Company, L.L.P. as the Company's independent accountants.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on January 25, 2002 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

                                     By order of the Board of Directors,


                                     Douglas P. Boyd
                                     Chairman of the Board

South San Francisco, California
February 11, 2002

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                           ACCUIMAGE DIAGNOSTICS CORP.
                               400 GRANDVIEW DRIVE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                 PROXY STATEMENT

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of AccuImage Diagnostics Corp., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on March 6, 2002 at 10:00 a.m., local time. Only holders of record of the Company's Common Stock at the close of business on January 25, 2002, the record date fixed by the Company's Board of Directors (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had outstanding 22,886,295 shares of Common Stock. The Annual Meeting will be held at the Company's headquarters located at 400 Grandview Drive, South San Francisco, California 94080.


VOTING AND REVOCABILITY OF PROXIES

     All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Chairman of the Board of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

     Holders of Common Stock are entitled to one vote for each share of Common Stock held to vote on each matter to be considered and acted upon at the Annual Meeting. There are no cumulative voting rights in the election of directors. Broker non-votes and shares held by stockholders present in person or by proxy at the meeting but abstaining on a vote will be counted in determining whether a quorum is present at the Annual Meeting.


SOLICITATION

     The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company; no additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

     Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The Company intends to mail this proxy statement on or about February 11, 2002.

     A copy of the Company's Annual Report on Form 10-KSB, without exhibits thereto, for the fiscal year ended September 31, 2001, as filed with the Securities and Exchange Commission (the "SEC") accompanies this Proxy Statement. Stockholders may obtain, for the cost of copying, a copy of any exhibits thereto by writing: AccuImage Diagnostics Corp., 400 Grandview Drive, South San Francisco, California 94080, Attention: Investor Relations.


SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of shareholders that are intended to be presented at the Company's 2003 Annual Meeting of shareholders must be received by the Company no later than October 1, 2002 in order to be included in the proxy statement and proxy relating to that meeting.


BENEFICIAL OWNERSHIP OF COMMON STOCK

     Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules. The following table sets forth certain information as of January 25, 2002, regarding beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director and each nominee for election as a director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in this Proxy Statement, and (iv) all current directors and current executive officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.


                      Name and Address of                  Amount and Nature of     Percent
 Title of Class        Beneficial Owner                    Beneficial Ownership(a)  of Class
- ----------------      --------------------                 --------------------    ------------

Common Stock        C. Allen Wall, M.D.                        6,378,577(b)         27.9%
                    c/o C. A. Wall Family Foundation
                    290 Santa Clara Ave.
                    San Francisco, CA  94127

Common Stock        Douglas P. Boyd, Ph.D.                     2,760,732(c)         12.1%
                    c/o AccuImage Diagnostics Corp.
                    389 Oyster Point Blvd.,
                    So. San Francisco, CA  94080

Common Stock       Chung Lew                                   1,844,000(d)          8.1%
                   361 Mulls Farm Rd.
                   Southport, CT  06490

Common Stock        John Klock, M.D.                           1,461,385(e)          6.4%
                    333 Willow Road, Box 511
                    Nicasio, CA 94946

Common Stock        Chris Shepherd                               892,070(f)          3.9%

Common Stock        Alexander R. Margulis, M.D.                  209,047(g)          *

Common Stock        Leon Kaufman, Ph.D.                               -0-            *

Common Stock        Shelley Powers                                70,000(h)          *

Common Stock        All directors and executive officers as   11,771,811            51.4%
                    a group (7 persons)

(*)  Less than 1.0%.

(a) As of the Record Date, 22,886,295 shares of common stock were outstanding. Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial. The term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contact, arrangement, understanding, relationship, or otherwise. Stock warrants and options are exercised for the Company's Common Stock, pursuant to the Plan.

(b) Includes 3,000,000 shares owned directly and 3,378,577 owned by C. A. Wall Family Foundation which is beneficially owned and controlled by Dr. Wall.

(c) Includes 1,485,732 shares owned directly and 250,000 vested stock options as of January 25, 2002 or exercisable within 60 days thereafter. Also includes 1,025,000 shares owned by Dr. Boyd's wife to which Dr. Boyd disclaims any beneficial interest.

(d) Includes 1,544,000 shares owned directly and 300,000 warrants exercisable for common stock.

(e) Includes 1,011,905 shares owned directly, 416,667 warrants exercisable for common stock, and 32,813 vested stock options as of January 25, 2002 or exercisable within 60 days thereafter.

(f) Includes 628,570 shares owned directly and 162,500 vested stock options as of January 25, 2002 or exercisable within 60 days thereafter. Also includes 101,000 shares owned by Mr. Shepherd's wife to which Mr. Shepherd disclaims any beneficial interest.

(g) Includes 75,000 vested stock options, as of January 25, 2002 or exercisable within 60 days thereafter, and 134,047 shares owned by Dr. Margulis' wife to which Dr. Margulis disclaims any beneficial interest.

(h) Includes 70,000 vested stock options, as of January 25, 2002 or exercisable within 60 days thereafter.



                                  PROPOSAL ONE


                              ELECTION OF DIRECTORS

     Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until his death, resignation, or removal.

     There are five nominees for the five Board positions currently established pursuant to the Company's Bylaws. All nominees are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. If any director is unable to stand for re-election, the Board may designate a substitute. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. Directors are elected by a plurality of the votes cast, which means the five candidates receiving the greatest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACHOF THE NOMINEES
                       FOR DIRECTOR NAMED BELOW NOMINEES

     Five directors will be elected at the Annual Meeting to serve for one year expiring on the date of the annual meeting in 2003. Proxies can be voted for no more than five nominees. The following table sets forth certain information regarding the Company's directors and nominees.



Name                         Age              Position                         Director Since
- ----                         ---              --------                         --------------
Douglas P. Boyd, Ph.D.        60      Director and Chairman of the Board             1997

John Klock, M.D.              57      Director                                       2000

Alexander R. Margulis, M.D.   80      Director                                       1998

Chris Shepherd                54      Director and Acting Chief Financial Officer    1997

C. Allen Wall, M.D.           72      Director                                       2001


     Douglas P. Boyd, Ph.D., Director and Chairman of the Board. Dr. Boyd received a Bachelor of Science degree from the University of Rochester in 1963 and Doctor of Philosophy in Physics from Rutgers University in 1969. From 1981 to December 2001, he had been employed by Imatron Inc., a public company based in South San Francisco that manufactures and distributes electron scanners, and was its Chairman of the Board and Chief Technology Officer. On December 19, 2001, Imatron Inc. was acquired by General Electric Medical Systems (GE) and Dr. Boyd is presently employed by GE. He is also a Director of InVision Technologies, Inc., a public company that manufactures and sells an advanced scanner system for explosives detection in airport baggage.

     John C. Klock, M.D., Director. Dr. Klock was appointed to the Board on March 23, 2000. He is a board-certified Internist and Hematologist-Oncologist and was formerly an academic physician at the University of California, San Francisco. He has been a founder of several biotechnical companies including Glycomed, Inc., Glyko Biomedical, Ltd. and BioMarin Pharmaceutical, Inc. Dr. Klock is also a 50% shareholder of Holistica Hawaii, LLC.

     Alexander R. Margulis, M.D., Director. Dr. Margulis graduated from Harvard Medical School in 1950. He was Professor and Chairman of the Department of Radiology at University of California, San Francisco for twenty-six years (1963-1989) and served as the school's Associate Chancellor for four years (1989-1993). Dr. Margulis was also a founder and director of the Magnetic Resonance Science Center at UCSF (1989-1993). From 1993 to 2000, Dr. Margulis has been a Special Consultant to the Vice Chancellor for University Advancement & Planning at UCSF. He is currently a Clinical Professor of Radiology at Cornell University in New York City. He is also a member of the Institute of Medicine of the National Academy of Sciences. Dr. Margulis has written over 250 articles concerned with intestinal radiology, magnetic resonance imaging in magnetic resonance spectroscopy and radiologic and health policy issues.

     Chris R. Shepherd, Director and Acting Chief Financial Officer. Mr. Shepherd received a Bachelor of Arts in Economics from the University of Regina. From 1971 to 1981, he was an employee or independent distributor for a Toronto based international engineered building manufacturing Company. His current positions in private companies include President, Arco Structures Inc., an Alberta Company; President, Seacrest Development Corp., Surrey, B.C.; President, Olympic Silver Resources Inc., a Nevada Company; Director, Vanasia International Educational Consultancy Ltd., Vancouver, B.C.

     C. Allen Wall, M.D., Director. Dr. Wall graduated from St. Louis School of Medicine, St. Louis, Missouri with an M.D. degree in 1951. From 1951 to 1956, he was Assistant Resident and Chief Surgical Resident at St. Louis University Hospital. From 1956 to 1957, he served as a fellow in Vascular Diseases at the Walter Reed Army Medical Center. In 1959 he founded and since that time has been chairman and medical director of the Wall Medical Group, a San Francisco Bay Area multi-specialty group of medical clinics. He is certified by the American Board of Surgery and the American College of Surgeons and has published over sixty scientific articles in the fields of Surgery and Vascular Surgery.



TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Douglas P. Boyd, Ph.D., Chairman of the Board and a greater-than-10% shareholder of the Company, was until December 19, 2001 Chairman of the Board of Imatron Inc., a New Jersey corporation, based in South San Francisco, California. On December 19, 2001, Imatron Inc. was acquired by General Electric Medical Systems (GE) and Dr. Boyd is presently employed by GE. Imatron is principally engaged in the business of designing, manufacturing, and marketing a high performance Electron Beam Tomography scanner. On September 10, 2001 Imatron and the Company entered into a Product Development, Distribution, and Warranty Support Agreement which provides for Imatron to be the distributor of AccuImage products to certain new Imatron customers and to be its provider of on-site corrective maintenance, warranty and customer support for such systems. Approximately 69%/48% or $2,419,157/$1,012,000 of the Company's total revenue in fiscal years ended September 30, 2000 and 2001 came from its development and distribution arrangement with Imatron. Dr. Boyd is not a party to the agreement nor was he involved in the negotiations between the Company and Imatron.

     Dr. Boyd is the Chairman of the Board and a majority shareholder of Imaging Technology Group, Inc. (ITG), a privately held diagnostic imaging services company located in South San Francisco, of which his wife is President. ITG has purchased several workstations from the Company, and for the fiscal year ended September 30, 2000, sales to ITG amounted to $70,000. The sales were made on the same terms as those given to unaffiliated third parties, and the Board determined the transactions were fair to the Company.

     Dr. Klock, a director of the Company, is Chairman and a 50% shareholder of Holistica Hawaii, LLC, which purchased a workstation and eStation3D from the Company. Sales to Holistica Hawaii for the fiscal year ended September 30, 2000 amounted to $30,000. The sales were made on the same terms as those given to unaffiliated third parties, and the Board determined the transactions were fair to the Company.

     On February 1, 2001, the Company entered into an Employment Agreement with Dr. Leon Kaufman, Ph.D. as the Chief Executive Officer of the Company. Pursuant to his Employment Agreement, Dr. Kaufman was entitled to a base salary equivalent to $220,000, and he was granted an option to purchase 300,000 shares of the Company's Common Stock. Additionally, he was entitled to an incentive bonus based on various milestones including the Company's quarterly and annual gross revenues and net profit, and number of patents filed. His bonuses for fiscal year 2000 totaled $45,000. The base salary and other terms and conditions of Dr. Kaufman's employment are consistent with the foregoing philosophy and objectives, and reflected the scope and level of his responsibilities.


BOARD COMMITTEES AND MEETINGS

     During fiscal year ended September 30, 2001 the Board of Directors held three meetings. Each incumbent director attended at least 75 percent of the meetings held during the part of fiscal year 2000 during which he was a director, in the aggregate, by the Board and each committee of the Board of which he was a member. The Company's Board of Directors has a Compensation Committee and Audit Committee. The Company does not have a Nominating Committee.

     The Audit Committee, consisting of Dr. Margulis and Mr. Shepherd, recommends the engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system and system of internal controls.

     The Compensation Committee, consisting of Drs. Klock and Boyd, makes recommendations to the Board of Directors concerning salaries and incentive compensation paid to officers, administers the Company's Stock Option Plan, including the grant of options, and performs such other functions regarding compensation as the Board may delegate.



BOARD MEMBER COMPENSATION

     Employee Director Compensation. Directors who are also employees of the Company receive no fees for services provided in their capacity as directors, but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees. See "EXECUTIVE COMPENSATION."


     Non-Employee Director Compensation. Directors who are not employees of the Company are reimbursed for expenses relating to attendance at Board of Directors meetings and its committees. In connection with their services to the Company, non-employee directors are also entitled to receive non-qualified options pursuant to Company's Stock Option Plan. There are no standard arrangements pursuant to which the Company's directors are compensated for any services provided as director, although in fiscal year 2000, Dr. Margulis and Mr.
Shepherd received $1,145 and $5,941, respectively, in travel related reimbursements relating to their service as directors.


     Initial options granted to non-employee directors have terms of ten years and typically the shares underlying the option vest over four years at the rate of 25% annually from the anniversary date. The exercise price of each option granted typically equals at least 85% of the fair market value of the Common Stock on the date of grant. For the fiscal year ended September 30, 2001, no stock options or warrants were granted to the Board of Directors.



EXECUTIVE COMPENSATION

Summary Compensation Table.

     The following Summary Compensation Table shows certain compensation information for the Chief Executive Officer and the Company's most highly paid executive officers (collectively referred to as the "Named Executive Officers"). Compensation data for other executive officers is not presented in the graphs because aggregate compensation for such executive officers does not exceed $100,000 for services rendered in all capacities during the fiscal year. This information includes the dollar value of base salaries, bonus awards, the number of SARs/options granted, and certain other compensation, if any, whether paid or deferred.


                                                                             Long-Term
                     Annual Compensation                                Compensation Awards
                     -------------------                                -------------------
                                                                                        Number
                                                                                      of Shares
                                                                     Other Annual     Underlying      All Other
Name and Principal Position       Year       Salary       Bonus     Compensation(e)   Options(f)    Compensation
- ---------------------------       ----       ------       -----     ------------      -------       ------------

Leon Kaufman, Ph.D., C.E.O.(a)    2000     $146,667      $45,000(d)    $ -0-           -0-            $ -0-
Robert Taylor, Former C.E.O(b)    2000      $44,676      $46,048       $1,011          -0-            $ -0-
                                  1999     $157,039      $80,109       $1,272         33,980          $ -0-
                                  1998      $52,000      $ -0-         $ -0-         485,500          $ -0-
Shelley Powers, V.P.-             2000     $127,326(g)   $ -0-         $3,000           -0-           $ -0-
   Applications(c)
                                  1999      $65,238      $ -0-         $1,410         50,000          $ -0-
                                  1998      $48,441      $ -0-         $ -0-          20,000          $ -0-



(a)  Dr. Kaufman  became the Company's  Chief  Executive  Officer on February 1,
     2001.
(b) Mr. Taylor resigned as Chief Executive Officer effective December 6, 2000 and from the Company effective February 2, 2001
(c) Ms. Powers started with the Company on June 22, 1998. On October 23, 2000, she was promoted to Vice President - Clinical Development; prior to this date, she was Vice President - Sales.
(d) Represents executive bonus earned in fiscal year 2000 which shall be paid in fiscal year 2001.
(e) Represents the Company's matching contributions, of 3.0%, to its 401(k) plan.
(f) Represents vested options granted by the Company, vested stock options as of January 25, 2002 or exercisable within 60 days thereafter.
(g)  Includes $34,468 in sales commissions.



Stock Option Plan

     During 1998, the Company started a Stock Option Plan that authorized the issuance of options for up to 1,600,000 shares of the Company's common stock. On December 23, 1999, the Board authorized another 500,000 available for grant. The shareholders approved the plan on at the Company's annual meeting on June 29, 2000. On September 15, 2001, the Board authorized an additional 2,000,000 shares available for grant. Under this plan, no option may be exercised after the expiration date of ten years from the date of grant and no option may be exercised as to less than one hundred (100) shares at any one time. There are two categories of options: Incentive Stock Options (ISO) and Non-Qualified Stock Options (NSO).

     ISOs are granted to employees and the purchase price shall not be less than the Fair Market Value of the common stock share at the date of grant and no ISO shall be exercisable more than ten (10) years from date of grant except that in the case of any person who owns more than 10% of the voting power of all classes of stock, no ISO shall be exercisable more than five (5) years from date of grant.

     NSOs may be granted to any eligible participant. The purchase price shall not be less than 85% of the Fair Market Value of the shares at the time except that when the grantee owns more than 10% of the voting power of all classes of stock at the time of grant, the price is be 110% of the Fair Market Value of the shares at the time of the grant. No NSO shall be exercisable more than ten (10) years from the date of grant.

     In general, granted ISO's expire three months after the termination date. If employment termination is due to cause, the options shall expire immediately; and if employment termination is due to permanent and total disability, the options may be exercised up to one year following termination. The vesting period is usually related to the length of employment or consulting contract period, but is at the Board's discretion.

     For  additional   information   about  the  Option  Plan,  please  see  the
Description of Plan section in this Proxy Statement.


Option Grants In Last Fiscal Year

     The following table sets forth the options granted during the last fiscal year to each of the Named Executive Officers of the Company:


                      Option/SAR Grants in Last Fiscal Year
================================================================================

                                Individual Grants
- --------------------------------------------------------------------------------

                          Number of          % of Total
                          Securities        Options/SARs
                          Underlying         Granted to
                          Options/SARs       Employees in      Exercise or Base
     Name                 Granted (#)       Fiscal Year (a)      Price ($/Sh)       Expiration Date
     ----                 -----------      ---------------     ----------------     ---------------


Leon Kaufman                 300,000           27.4%             $0.50              04/19/2001

Robert Taylor(b)               -0-              0.0%             ------               ------


Shelley Powers                30,000            2.7%             $0.50              04/19/2011



(a)  Based on 1,095,000 options granted to all employees and contractors.

(b) Mr. Taylor resigned as Chief Executive Officer effective December 2, 2000 and from the Company effective February 2, 2001.




Option Exercises In Last Fiscal Year And Year-End Option Values

     The following table provides information with respect to option exercises in fiscal year ended September 30, 2001, by the Named Executive Officers and the value of such officers' unexercised, vested options at September 30, 2001.


       Aggregated Options Exercised and Option Values in Last Fiscal Year
- --------------------------------------------------------------------------------
                                                         Number of Securities
                                                         Underlying Unexercised      Value of Unexercised In-the-Money
                                                          Options at FY-End(a)           Options at FY-End ($)(b)
                                                                           ---                                ---
                                                       --------------------------- -----------------------------------
                      Shares
                      Acquired on    Value
     Name             Exercise (#)   Realized($)       Exercisable/Unexercisable      Exercisable/Unexercisable
     ----             ------------   -----------       -------------------------      -------------------------

Leon Kaufman             -0-            -0-             -0- / 300,000                   $ -0- / $72,000

Robert Taylor(c)         -0-            -0-                -0- / -0-                    $ -0- /$ -0-

Shelley Powers           -0-            -0-             70,000 / 30,000                 $16,800 / $7,200


(a) Vested stock options as of January 25, 2002 or within 60 days thereafter. Stock options are vested on an annual basis.
(b) Based on a closing price of $0.24 of the Company's common stock on September 28, 2001.
(c)  Mr. Taylor resigned from the Company effective December 6, 2000.



                          COMPENSATION COMMITTEE REPORT

     This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee are eligible to receive awards under the Company's incentive compensation programs.

     The Company's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.


                     KEY ELEMENTS OF EXECUTIVE COMPENSATION

     The Company's  executive  compensation  program consists of three elements:
Base Salary, Bonus, and Equity Based Compensation.

     Base Salary. A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

     Bonus. Bonus awards are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills. Quarterly and annual revenue targets with associated bonuses are an effective way to motivate executives to develop the Company's revenues consistently, while annual profit bonuses incentivize executives to maintain the Company in a profitable state.

     Equity Based Compensation. Long-term incentive awards are designed to develop and maintain strong management through share ownership. The purposes of the Plan are to induce persons of outstanding ability and potential to join and remain with the Company; to provide an incentive for such employees, as well as for non-employee consultants, to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company; and to attract and retain key personnel through the grant of options to purchase shares of the Company's Common Stock. During fiscal year ended September 30, 2001, the Board of Directors awarded 430,000 options to its Chief Executive Officer and other executive officers as set forth on the above chart.


                    2001 CHIEF EXECUTIVE OFFICER COMPENSATION

     Effective February 1, 2001, the Board appointed Leon Kaufman, Ph.D. as the Chief Executive Officer. Pursuant to his Employment Agreement, Dr. Kaufman was entitled to a base salary equivalent to $220,000, and he was granted an option to purchase 300,000 shares of the Company's Common Stock. Additionally, he was entitled to an incentive bonus based on various milestones including the Company's quarterly and annual gross revenues and net profit, and number of patents filed. His bonuses for fiscal year 2000 totaled $45,000. The Committee believes that the base salary and other terms and conditions of Dr. Kaufman's employment were consistent with the foregoing philosophy and objectives and reflected the scope and level of his responsibilities.

     Effective December 6, 2000, Dr. Robert Taylor resigned as the Company's Chief Executive Officer. From October 1, 2000 to December 6, 2000, Dr. Taylor earned and was paid $44,676 in base salary and $46,048 in incentive bonuses. No additional common stock options were granted. The Board of Directors canceled all of Dr. Taylor's options at their August 14, 2001 meeting.


MEMBERS OF THE COMPENSATION COMMITTEE

Douglas P. Boyd, Ph.D.
John C. Klock, M.D.


FILINGS BY DIRECTORS, EXECUTIVE OFFICERS AND TEN PERCENT HOLDERS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal year ended September 30, 2001, all forms were filed.



                                  PROPOSAL TWO


           TO APPROVE AN AMENDMENT TO THE ACCUIMAGE STOCK OPTION PLAN RESERVING AN ADDITIONAL 2,000,000 SHARES OF THE COMPANY'S COMMON STOCK
                            FOR ISSUANCE THEREUNDER

     The stockholders are being asked to approve an amendment to the AccuImage Stock Option Plan (the "Plan") reserving an additional 2,000,000 shares of the Company's Common Stock for issuance thereunder, which if approved would result in a total of 4,100,000 shares being issuable under the Plan. The Board of Directors believes that this amendment to the Plan is important to the continued functioning of the Plan, which has proved an effective means of motivating and encouraging the continued employment of the Company employees. In the past several years the labor markets in which the Company operates have become more intensely competitive, and recruiting and retaining the highly skilled employees the Company needs has become increasingly difficult. As a result, the Board believes that the proposed increase is necessary to allow grants of new options to existing employees whose present options are becoming fully vested, and to recruit new employees or increase existing employees' equity stakes in the Company.

     To date, 4,100,000 shares have been reserved for issuance under the Plan, of which 50,000 have been issued pursuant to option exercises, 2,140,000 are subject to outstanding options and 1,910,000 shares are available for grant. Of the shares issued pursuant to option exercises, no options are subject to a lapsing right of repurchase in favor of the Company as of the Record Date. Proposal 2 was adopted by the Board of Directors on September 15, 2001, subject to stockholder approval. There are approximately 16 employees of AccuImage and its subsidiaries who are eligible to participate in the Plan. For a description of the Plan, see "Description of the Plan" below. The Plan is attached to this Proxy Statement as Exhibit 1.


VOTE REQUIRED

     The Directors are eligible for option grants under the terms of the Plan and therefore may benefit from adoption of this amendment. To that extent, they may have a conflict of interest in recommending the amendment. Because approval of this proposal requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.



                             DESCRIPTION OF THE PLAN

PURPOSES OF THE STOCK OPTION PLAN

     The purposes of the Plan are to induce persons of outstanding ability and potential to join and remain with the Company; to provide an incentive for such employees, as well as for non-employee consultants, to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company; and to attract and retain key personnel through the grant of options to purchase shares of the Company's Common Stock.


ADMINISTRATION

     The Plan is currently administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). As used herein with respect to the Plan, the "Board" refers to the Compensation Committee as well as the Board itself.

     The Board has the full authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant options; to determine the exercise price and term of each option; the persons to whom, and the time or times at which, options shall be granted; the number of shares of Common Stock to be covered by each option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with the grant of options under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.


ELIGIBILITY

     Options may be granted to any regular full-time employee, director, or non-employee consultant of either the Company or any affiliate of the Company.


STOCK SUBJECT TO THE OPTION PLAN

     Subject to adjustments, the maximum number of shares of Common Stock that may be optioned or sold under the Plan is Four Million One Hundred Thousand (4,100,000). Such shares may be authorized but unissued shares of stock of the Company, or issued shares of Stock reacquired by the Company, or shares purchased in the open market expressly for use under the Plan. If for any reason any shares of stock as to which an option has been granted cease to be subject to purchase thereunder, then (unless the Plan shall have been terminated) such shares shall become available for subsequent awards under the Plan in the discretion of the Board.


TERMS OF STOCK OPTIONS

     The following is a description of the terms and conditions of stock options permitted by the Plan. Options granted pursuant to the Plan are authorized by the Board and evidenced by a stock option agreement. Such terms and conditions evidenced by the agreement may change from time to time, and the terms and conditions of separate options need not be identical.


TYPE OF OPTIONS

     The Plan sets forth two categories of options: Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NSOs"). Any options granted after
Board adopted the Plan but within twelve months of shareholder approval may qualify as incentive stock options, provided that all statutory and Plan requirements are met. Any options granted prior to Board adoption pursuant to the stock option plan adopted in January 1998 or that do not qualify as incentive stock options shall be deemed nonqualified stock options, provided that they meet the requirements of the Plan.

     ISOs, which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, may be granted to employees of the Company. The purchase price shall not be less than the fair market value of the Common Stock at the date of grant, except that the purchase price shall be 110% of the fair market value in the case of any person who owns stock possessing more than 10% of the total voting power of all classes of stock. The term of an incentive stock option granted under the Plan will not exceed ten years; provided that the term of any incentive stock option granted to a 10% stockholder will not exceed five years.

     NSOs may be granted to any employee or non-employee consultant to the Company. The purchase price is determined by the Board, but cannot be less than 85% of the fair market value of the shares at the time except that when the grantee owns more than 10% of the voting power of all classes of stock at the time of grant, the price is be 110% of the fair market value of the shares at the time of the grant. No NSO can be exercisable more than ten (10) years from the date of grant.


CONSIDERATION

     The exercise  price of options  granted  under the Plan must be paid either
(i) in cash or by check, bank draft or money order at the time of the option is exercised, (ii) by delivery of shares of Common Stock valued at fair market value owned by optionee or with shares of Common Stock (valued at fair market value) withheld from the shares otherwise delivered to optionee upon exercising the option, (iii) by an approved deferred payment schedule or other arrangement, which arrangement shall be contained in writing in the option agreement, in which event an interest rate will be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code, (iv) by delivery of a promissory note with such terms as the Committee requires, or by retention by the Company of some of the stock as to which the option is then being exercised, in which case the optionee's notice of exercise shall include a statement (1) directing the Company to retain so many shares that would otherwise have been delivered by the Company upon exercise of this option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously outstanding stock of the Company, and (2) confirming the aggregate number of shares as to which this option is being thus exercised and therefore surrendered, or (v) in any other form of legal consideration acceptable to the Committee at the time of grant or exercise.


OPTION EXERCISE

     Options granted under the Plan may be immediately exercisable or allotted in periodic installments as determined by the Board of at least 25% per year over four years. If the total number of shares subject to an option is allotted in periodic installments, then during each installment period, the option may become exercisable with respect to some or all of the shares allotted to that period and may be exercised with respect to some or all of the shares allotted to that period and any prior period for which the option was not fully exercised. No option may be exercised after the expiration of ten years from the date of grant.


CHANGE OF CONTROL

     In the event the Company dissolves or liquidates or another entity succeeds to its assets, or in the event of an acquisition or merger or consolidation in which the Company is not the surviving entity, or in the event of a reverse merger in which the Company survives but its common stock immediately preceding the merger is converted into other property by virtue of the merger, then the exercise dates of all options granted pursuant to the Plan automatically accelerate and all options granted pursuant to this Plan become exercisable in full, notwithstanding any other provision of this Plan or of any outstanding options granted hereunder.


TERMINATION OF OPTION

     Options held by employees, directors and non-employee consultants generally terminate three months after termination of employment or service with the Company or affiliate, unless: (a) if employment is terminated for cause, as such term is defined by California law, the employer's contract of employment or the option agreement, the option shall immediately terminate; or (b) if termination is due to the employee's permanent and total disability within the meaning of
Section 22(e)(3) of the Code, the option may be exercised at any time within one year following termination; or (c) the option agreement by its terms specifies whether it shall terminate later than three (3) months after termination of employment or service. If the option may be exercised later than three months following termination, any portion exercised beyond three months will be a non-qualified stock option.


NONTRANSFERABILITY

     An option may not be transferred by the holder other than by will or by the laws of descent and distribution. Options granted to an optionee under the Plan shall be exercisable only by such optionee.


FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK AWARDS GRANTED UNDER THE PLAN

     INCENTIVE STOCK OPTIONS. Incentive stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under Section 422 of the Code. Incentive stock options generally have the following tax consequences:

     There are generally no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. In this event, the Company will not be allowed a business expense deduction with respect to the disposition of shares. However, if the optionee disposes of the stock before the expiration of either of the above-stated holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness and perhaps, in the future, the satisfaction of a withholding obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs.

     NON-QUALIFIED STOCK OPTIONS. Non-qualified Stock Options under the Plan generally have the following federal income tax consequences:

     There generally are not tax consequences to the optionee or the Company by reason of the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of any withholding obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.



                                 PROPOSAL THREE

                      RATIFICATION OF INDEPENDENT AUDITORS

     Action is to be taken at the Annual Meeting with respect to the ratification of independent auditors, who were nominated by the Audit Committee, to examine the financial statements of the Company for fiscal year 2001. Unless otherwise directed therein, proxies received pursuant to this solicitation will be voted for the ratification of Pohl, McNabola, Berg & Company LLP, who served as the Company's auditors since December 29, 1999. Although the ratification of independent auditors is not required to be submitted to a vote of the shareholders, the Board of Directors believes that such ratification is a matter on which the shareholders should express their opinion. If the shareholders do not ratify Pohl, McNabola, Berg & Company LLP, the selection of independent auditors will be reconsidered by the Audit Committee of the Board of Directors. Pohl, McNabola, Berg & Company LLP has advised the Company that no member of its firm has any direct or indirect material financial interest in the Company. Representatives of Pohl, McNabola, Berg & Company LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL THREE



                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


                                       By Order of the Board of Directors,


                                       Douglas P. Boyd
                                       Chairman of the Board

February 11, 2002

                                    EXHIBIT A


                           ACCUIMAGE DIAGNOSTICS CORP.

                                STOCK OPTION PLAN

     1. Purpose and Scope. The purposes of this Plan are to induce persons of outstanding ability and potential to join and remain with AccuImage Diagnostics Corp. (the "Company"), to provide an incentive for such employees as well as for non-employee consultants to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company, and to attract and retain key personnel through the grant of Options to purchase shares of the Company's common stock. As used herein, the term "Option" includes both Incentive Stock Options and Non-Qualified Stock Options.

     2. Definitions. Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan unless the context otherwise requires, and for the purposes of such definitions, the singular shall include the plural and the plural shall include the singular:

          (a) "Affiliate" shall mean any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f) respectively of the Internal Revenue Code of 1986, as amended.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Committee" shall have the meaning set forth in Section 3 hereof.

          (d) "Company" shall mean AccuImage Diagnostics Corp., a Nevada corporation.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Fair Market Value" for a share of Stock means the price that the Board or the Committee acting in good faith determines, through any reasonable valuation method (including but not limited to reference to prices existing in any established market in which the Stock is traded), to be the price at which a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

          (g) "Option" shall mean a right to purchase Stock granted pursuant to the Plan.

          (h) "Exercise Price" shall mean the purchase price for Stock under an Option, as determined in Sections 7 - "Incentive Stock Options" - and 8 - "Non-Incentive Stock Options" - below.

          (i) "Participant" shall mean an employee or non-employee consultant to the Company to whom an Option is granted under the Plan.

          (j) "Plan" shall mean this AccuImage Stock Option Plan.

          (k) "Stock" shall mean the $0.001 par value common stock of the Company.

          (l) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     3. Administration.
        --------------

          (a) The Plan shall be administered (i) with respect to individuals who receive options under the Plan and who are or become subject to the reporting requirements and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") ("Reporting Persons") by a committee consisting of at least two members of the Board of Directors of the Company (the "Board"), each of whom is a non-employee director (as such term is defined under Rule 16b-3 of the 1934 Act) (the "Reporting Persons Committee") and (ii) with respect to all individuals who receive Options under the Plan and who are not Reporting Persons, by a committee which consists of at least two members of the Board (the "Stock Option Committee"). For purposes of this Plan, references to the "Committee" shall mean the Reporting Persons Committee, the Stock Option Committee, or both, as the context may require.

          (b) The Committee shall have full authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Options, to determine the Exercise Price and term of each Option, the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be covered by each Option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with the grant of Options under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may delegate to one or more of their members, or to one or more agents, such administrative duties as it may deem advisable, and the Board or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may employ attorneys, consultants, accountants, or other persons, and the Board shall be entitled to rely upon the advice, opinions, or valuations of such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

     4. Shares Subject to the Plan.
        --------------------------

     Subject to adjustment under the provisions of Section 13 - "Effect of Change in Stock Subject to Plan" - of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is Four Million One Hundred Thousand (4,100,000). Such shares may be authorized but unissued shares of Stock of the Company, or issued shares of Stock reacquired by the Company, or shares purchased in the open market expressly for use under the Plan. If for any reason any shares of Stock as to which an Option has been granted cease to be subject to purchase thereunder, then (unless the Plan shall have been terminated) such shares shall become available for subsequent awards under this Plan in the discretion of the Board. The Company shall, at all times while the Plan is in force, reserve such number of common shares as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan.

     5.  Eligibility; Factors to be Considered in Granting Options.
         ----------------------------------------------------------

          (a) Options may be granted to: (i) any regular full-time employee (including officers and directors) of either the Company or any affiliate of the Company; and (ii) any non-employee consultant of the Company.

          (b) In determining to whom options shall be granted and the number of shares of Stock to be covered by each Option, the Board shall take into account the nature the participants' duties, their present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. The Board shall also determine the time(s) of grant, the type and term of Option granted, and the time(s) of exercise, in whole or part. A Participant who has been granted an Option under the Plan may be granted new Options, which may be in addition to prior Options granted under the Plan or may be in exchange for the surrender and cancellation of prior Options having a higher or lower Exercise Price and containing such other terms as the Board may deem appropriate.

     6. Terms and Conditions of Options.
        ---------------------------------

          (a) General. Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by agreements ("Option Agreements") in such form as the Board from time to time shall approve. Such Option Agreements shall comply with and be subject to the following general terms and conditions, and shall also comply with and be subject to the provisions of Section 7 relating to Incentive Stock Options or Section 8 relating to Non-Qualified Stock Options, as applicable, as well as such other terms and conditions as set forth in this Plan and as the Board may deem desirable, not inconsistent with the Plan.

          (b) Employment Agreement. The Committee may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and/or to render services to, the Company for a period of time (specified in the Option Agreement) following the date the Option is granted. No such Option Agreement shall impose upon the Company any obligation to employ and/or retain the Participant for any period of time.

          (c) Manner of Exercise. A Participant may exercise an Option by giving written notice of such exercise to the Company at its principal office, attention to the Chief Executive Officer, and paying the Exercise Price either
(i) in cash in full at the time of exercise,  or (ii) in the  discretion  of the
Board:

               (A) by delivery of other previously outstanding common stock of the Company,

               (B) by an approved deferred payment schedule or other arrangement, which arrangement shall be contained in writing in the Option Agreement, in which event an interest rate will be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code,

               (C) by retention by the Company of some of the Stock as to which the Option is then being exercised, in which case the Optionee's notice of exercise shall include a statement (1) directing the Company to retain so many shares that would otherwise have been delivered by the Company upon exercise of this Option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously outstanding stock of the Company, and (2) confirming the aggregate number of shares as to which this Option is being thus exercised and therefore surrendered, or

               (D) in any other form of legal consideration acceptable to the Committee at the time of grant or exercise.

          (d) Time of Exercise. Promptly after the exercise of an Option and the payment of the Exercise Price, either in full or pursuant to the approved payment schedule, the Participant shall be entitled to the issuance of a stock certificate evidencing ownership of the appropriate number of shares of Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him/her, and no adjustment will be made for dividends or other rights for which the record date has occurred prior to the date such stock certificate is issued.

          (e) Number of Shares. Each Option shall state the total number of shares of Stock to which it pertains.

          (f) Option Period and Limitations on Exercise. The Board may, in its discretion, provide that an Option may not be exercised in whole or part for any period(s) of time specified in the Option Agreement, except that the right to exercise must be at the rate of at least 25% per year over four years from the date the Option is granted, subject to the further conditions of the Plan and the Option Agreement such as continued employment. However, in the case of an Option granted to officers, directors, or non-employee consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to the further conditions of the Plan and the Option Agreement, at any time or during any period established by the Company or its affiliates. The exercise period shall be stated in the Option Agreement. No Option may be exercised after the expiration of ten years from the Grant Date. No Option may be exercised as to less than one hundred (100) shares at any one time, or the remaining shares covered by the Option if less than one hundred (100).

     7. Incentive  Stock Options.
        ------------------------

     The Board may grant Incentive Stock Options ("ISOs") which meet the requirements of Section 422 of the Code, as amended from time to time.

          (a) ISOs may be granted only to employees of the Company or its affiliates.

          (b) Each ISO granted under the Plan must be granted within 10 years from the date the Plan is adopted or is approved by the shareholders of the Company, whichever is earlier. (c) The purchase price shall not be less than the Fair Market Value of the common shares at the time of grant, except that the purchase price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant.

          (d) No ISO granted under the Plan shall be exercisable more than 10 years from the date of grant, except that in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, no ISO shall be exercisable more than five years from the date of grant.

          (e) To the extent that the aggregate Fair Market Value of stock (determined at the time of grant) with respect to which ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Company and its subsidiaries exceeds $100,000, such options shall be treated as Non-Qualified stock options, but only to the extent of such excess. Should it be determined that an entire option or any portion thereof does not qualify for treatment as an ISO by reason of exceeding such maximum, or for any other reason, such option or portion shall be considered a Non-Qualified stock option.

     8. Non-Qualified  Stock Options.
        ----------------------------

     The Board may grant Non-Qualified Stock Options ("NSOs") under the Plan in addition to or in lieu of Incentive Stock Options. NSOs are not intended to meet the requirements of Section 422 of the Code, and shall be subject to the following terms and conditions:

          (a) NSOs may be granted to any eligible Participant.

          (b) The purchase price of the shares shall be determined by the Board in its absolute discretion, but in no event shall such purchase price be less than 85% of the Fair Market Value of the shares at the time of grant. In the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, the price shall be 110% of the Fair Market Value.

          (c) NSOs shall not be exercisable more than ten years from the date of grant.

     9. Transferability.
        ---------------

     Options granted under this Plan shall not be transferable other than by will or by the laws of descentand distribution, and during a Participant's life shall be exercisable only by such Participant. Options granted under this Plan shall not be subject to execution, attachment or other process.

     10. Termination of Employment.
         -------------------------

     Options held by employees, directors and non-employee consultants shall terminate three months after termination of employment or service with the Company or affiliate, unless:

          (a) If employment is terminated for cause, as such term is defined by California law, the employer's contract of employment or the Option Agreement, the Option shall immediately terminate.

          (b) If termination is due to the employee's permanent and total disability within the meaning of Section 22(e)(3) of the Code, the Option may be exercised at any time within one year following termination.

          (c) The Option Agreement by its terms specifies whether it shall terminate later than three (3) months after termination of employment. If the Option may be exercised later than three months following termination, any portion exercised beyond three months shall be a non-qualified stock option. This paragraph shall not be construed to extend the term of any Option nor to permit anyone to exercise the Option after expiration of its term.

          (d) Options granted under this Plan shall not be affected by any change of duties or position of the Participant so long as Participant continues to be a regular, full-time employee of the Company. Any Option, or any rules and regulations relating to the Plan, may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer upon any Participant any right to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employment at its will at any time.

     11. Rights in the Event of Death.
         ----------------------------

     If an employee dies during the term of this Option, his/her legal representative or representatives, or the person or persons entitled to do so under the employee's last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the employee was entitled to exercise this Option on the date of his death, and such right shall expire and this Option shall terminate six (6) months after the date of Grantee's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this option shall terminate upon such death.

     12. Leaves of Absence.
         -----------------

     For purposes of the Plan, an employee on approved leave of absence from the Company shall be considered as currently employed for 90 days following beginning the leave or for so long as his/her right to reemployment is guaranteed by statute or contract, whichever is longer.

     13. Effect of Change in Stock Subject to Plan.
         ------------------------------------------

          (a) In the event that outstanding common shares are hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, stock dividends and the like, the Board shall make adjustments as it deems appropriate in the aggregate number of shares advisable under the Plan and the number and price subject to outstanding option. Any adjustment shall apply proportionately and only to the unexercised portion of options granted.

          (b) In the event the Company dissolves or liquidates or another entity succeeds to its assets, or in the event of an acquisition or merger or consolidation in which the Company is not the surviving entity, or in the event of a reverse merger in which the Company survives but its common stock immediately preceding the merger is converted into other property by virtue of the merger, then the exercise dates of all options granted pursuant to this Plan shall automatically accelerate and all options granted pursuant to this Plan shall become exercisable in full, notwithstanding any other provision of this Plan or of any outstanding options granted hereunder. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option specified in Sections 7(d) and 8(c) of this Plan.

     14. Agreement and Representation of Employees.
         -----------------------------------------

          (a) Acquiring stock for investment purposes. As a condition to the exercise of any Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of Company's counsel, such representation is required or desirable under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

          (b) Withholding. With respect to the exercise of any Option granted under this Plan, each Participant shall fully and completely consent to whatever the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Board in its discretion deems applicable to such exercise.

          (c) Delivery. The Company is not obligated to deliver any common shares until there has been qualification under or compliance with all state or federal laws, rules and regulations deemed appropriate by the Company. The Company will use all reasonable efforts to obtain such qualification and compliance.

     15. Amendment and Termination of Plan.
         ---------------------------------

     The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted; provided however, that any amendment that would: (i) increase the aggregate number of shares of common stock that may be issued under the Plan, (ii) materially increase the benefits accruing to Participants, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to shareholder approval within 12 months before or after adoption. It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide employees with the maximum benefits available under and/or to satisfy the requirements of or amendments to Section 422 of the Code.

          (a) No termination, modification or amendment of the Plan may however, alter or impair the rights conferred by an Option previously granted without the consent of the individual to whom the Option was previously granted.

          (b) Unless sooner terminated, the Plan shall remain in effect for a period of ten years from the date of the Plan's adoption by the Board. Termination or amendment of the Plan shall not affect any Option previously granted. 16. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

     17. Effective Date of Plan.
         ----------------------

     The Effective Date of this Plan is July 1, 1999, the effective date it was adopted by the Board, provided the shareholders of the Company approve this Plan within twelve (12) months after such effective date. Any Options granted after Board adoption but within twelve months of shareholder approval may qualify as incentive stock options, provided that all statutory and Plan requirements are met. Any Options granted prior to Board adoption pursuant to the stock option plan adopted in January 1998 or that do not qualify as incentive stock options shall be deemed nonqualified stock options, provided that they meet the requirements of this Plan. Upon Optionee approval, all Options granted under the prior plan shall be governed by the terms of this Plan.

     18. Indemnification of Committee.
         ----------------------------

     In addition to such other rights of indemnification as they may have and subject to limitations of applicable law, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, the Board or Committee member or members shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.

     19. Information Requirements.
         ------------------------

     The  Company  shall  provide  each   participant   with  annual   financial
statements.

     20. Governing Law.
         -------------

     The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.



Amended and  Adopted by the Board of  Directors  on July 1, 1999
Amended by the Board of Directors on December 22, 1999
Approved by the Shareholders on June 29, 2000
Amended by the Board of Directors on Septembder 15, 2001

                                      PROXY

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Douglas P. Boyd and John C. Klock, or either of them, with full power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Shareholders of AccuImage Diagnostics Corp. to be held on Wednesday, March 6, 2002, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1.   Election  of five directors  to serve  until the 2003  Annual  Meeting  of
     Shareholders  or  until  their   respective   successors  are  elected  and
     qualified.

     [  ] FOR all nominees listed below             [  ] WITHHOLD AUTHORITY
          (except as marked to the                       to vote for all
          contrary below)                                nominees listed below

     (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

     Douglas P. Boyd, Ph.D.; John C. Klock, M.D.; Alexander R. Margulis, M.D.; Chris Shepherd; C. Allen Wall, M.D.

2. To approve an amendment to the AccuImage Stock Option Plan reserving an additional 2,000,000 shares of the Company's Common Stock for issuance thereunder.

     [  ] FOR the proposal                           [  ] AGAINST the proposal

3. To ratify the appointment of Pohl, McNabola, Berg & Company, L.L.P. as the Company's independent accountants.

     [  ] FOR the proposal                           [  ] AGAINST the proposal

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledge receipt of (a) Notice of Annual Meeting of Shareholders to be held March 6, 2002, (b) the accompanying Proxy Statement, and (c) the Annual Report of the Company for the fiscal year ended September 30, 2001.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR proposals one, two and three.

Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.


Dated:             , 2002           --------------------------------
                                    Signature


                                    --------------------------------
                                    Signature